UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 29, 2007
AMERICA FIRST TAX EXEMPT INVESTORS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-24843 (Commission File Number)	47-0810385 (IRS Employer Identification No.)

1004 Farnam Street, Suite 400, Omaha, Nebraska (Address of principal executive offices)	68102 (Zip Code)
Registrant’s telephone number, including area code: (402) 444-1630
Not applicable
(Former name, former address and former fiscal year, if applicable)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Consent
Financial Statements - Crescent Village Townhomes Limited Partnership
Financial Statements - Eagle Ridge Townhomes Limited Partnership
Financial Statements - Meadowbrook Apartments Limited Partnership
Financial Statements - Post Wood Townhomes Limited Partnership
Financial Statements - Post Woods II Townhomes Limited Partnership
Financial Statements - Willow Bend Townhomes Limited Partnership

Item 2.01.	Completion of Acquisition or Disposition of Assets.
     On June 29, 2007, America First LP Holding Corp. (the “LP Buyer”), a Nebraska corporation and wholly-owned subsidiary of America First Tax Exempt Investors, L.P., a Delaware limited partnership (the “Registrant”) acquired the limited partner interests in six Ohio limited partnerships known as Crescent Village Townhomes Limited Partnership, Eagle Ridge Townhomes Limited Partnership, Meadowbrook Apartments Limited Partnership, Post Wood Townhomes Limited Partnership, Post Wood II Townhomes Limited Partnership and Willow Bend Townhomes Limited Partnership (the “Partnerships”). The former limited partners of the Partnerships which sold their interests to LP Buyer are Boston Financial Institutional Tax Credits II, a Limited Partnership, Boston Financial Institutional Tax Credits III, a Limited Partnership, Boston Financial Institutional Tax Credits IV, a Limited Partnership, each a Massachusetts limited partnership, and SLP, Inc., a Massachusetts corporation (the “Withdrawing Limited Partners”). The LP Buyer also acquired a portion of the interest in each of the Partnerships from the withdrawing general partner of the Partnerships, Joint Development & Housing Corporation, an Ohio corporation (the “Withdrawing General Partner”), which interests became additional limited partner interests in the Partnerships upon acquisition by LP Buyer. As a result, LP Buyer became the sole limited partner of each of the Partnerships with a 99% interest in each Partnership.
     The remaining interest of the Withdrawing General Partner in each of the Partnerships was acquired by Atlantic Development GP Holding Corp., a Nebraska corporation and wholly-owned subsidiary of Atlantic Development, LLC, a Maine limited liability company (the “GP Buyer”). As a result, GP Buyer became the sole general partner of each of the Partnerships with a 1% interest in each Partnership.
     The purchase price paid by LP Buyer for the limited partnership interests in the Partnerships, net of existing debt held by the Partnerships, was approximately $9,220,390. The Registrant lent LP Buyer an amount necessary for it to acquire the limited partnership interests in the Partnerships. Upon completion of the acquisition of the partnership interests in the Partnerships, the Partnerships collectively borrowed $19,920,000 from JP Morgan in order to refinance their existing mortgage loans. Each of the Partnerships owns and operates a multifamily apartment complex, four of which are located in Ohio and two of which is located in Kentucky (the “Properties”). The Registrant expects that each of the Properties will eventually be financed with tax exempt mortgage bonds meeting the Registrant’s investment criteria and, at the time such financing is obtained the Properties will be sold and the Registrant’s loan to LP Buyer repaid in full.
     There is no affiliation between the Registrant and LP Buyer, on one hand, and any of the Withdrawing Limited Partners or the Withdrawing General Partner LPs, on the other hand. There is no affiliation between Registrant and LP Buyer, on the one hand, and Atlantic Development, LLC or GP Buyer, on the other hand, except that Atlantic Development acted as a real estate advisor in connection with the transaction and was paid a customary fee by the Registrant upon the closing of the transaction. An affiliate of the Registrant’s general partner will act as the property manager for each of the Properties while they are owned by the Partnerships and will earn a market rate fee in connection therewith.

     The Registrant hereby amends its Form 8-K filed July 6, 2007 to provide the required financial information related to the acquisition of the Properties. The combined income statements of the Properties that are included in the current report on the Form 8-K/A is provided for only the most recently completed fiscal year, because the Registrant acquired the Properties from an unrelated party and has met the other requirements of the Securities and Exchange Commission Rule 3-14 (a)(1) of Regulation S-X.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired

Financial Statements as of and for the years ended December 31, 2006 and 2005 and Independent Auditors’ Reports attached as Exhibits 99.1 through 99.6

Unaudited Adjusted Income Statement for the Six Months Ended June 30, 2007

(b)	Pro forma financial information

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2007

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006

(d)	Exhibits
10.1	Second Amended and Restated Agreement of Limited Partnership of Crescent Village Townhomes Limited Partnership, dated June 29, 2007, by and between Atlantic Development GP Holding Corp. and America First LP Holding Corp. (as continuing partners) and Joint Development & Housing Corporation (as Withdrawing General Partner) (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2007).

10.2	Second Amended and Restated Agreement of Limited Partnership of Eagle Ridge Townhomes Limited Partnership, dated June 29, 2007, by and between Atlantic Development GP Holding Corp. and America First LP Holding Corp. (as continuing partners) and Joint Development & Housing Corporation (as Withdrawing General Partner) (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2007).

10.3	Second Amended and Restated Agreement of Limited Partnership of Meadowbrook Apartments Limited Partnership, dated June 29, 2007, by and between Atlantic Development GP Holding Corp. and America First LP Holding Corp. (as continuing partners) and Joint Development & Housing Corporation (as Withdrawing General Partner) (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2007).

10.4	Second Amended and Restated Agreement of Limited Partnership of Post Wood Townhomes Limited Partnership, dated June 29, 2007, by and between Atlantic Development GP Holding Corp. and America First LP Holding Corp. (as continuing partners) and Joint Development & Housing Corporation (as Withdrawing General Partner) (incorporated by reference to Exhibit 10.4 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2007).

10.5	Second Amended and Restated Agreement of Limited Partnership of Post Wood II Townhomes Limited Partnership, dated June 29, 2007, by and between Atlantic Development GP Holding Corp. and America First LP Holding Corp. (as continuing partners) and Joint Development & Housing Corporation (as Withdrawing General Partner) (incorporated by reference to Exhibit 10.5 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2007).

10.6	Second Amended and Restated Agreement of Limited Partnership of Willow Bend Townhomes Limited Partnership, dated June 29, 2007, by and between Atlantic Development GP Holding Corp. and America First LP Holding Corp. (as continuing partners) and Joint Development & Housing Corporation (as Withdrawing General Partner) (incorporated by reference to Exhibit 10.6 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2007).

10.7	Guaranty, dated June 29, 2007, of Registrant in favor of JP Morgan Chase Bank, N.A. (incorporated by reference to Exhibit 10.7 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 6, 2007).

23.1	Consent of Flagel, Huber, Flagel & Co.

99.1	Financial Statements as of and for the years ended December 31, 2006 and 2005 and Independent Auditor’s Report for Crescent Village Townhomes Limited Partnership

99.2	Financial Statements as of and for the years ended December 31, 2006 and 2005 and Independent Auditor’s Report for Eagle Ridge Townhomes Limited Partnership

99.3	Financial Statements as of and for the years ended December 31, 2006 and 2005 and Independent Auditor’s Report for Meadowbrook Apartments Limited Partnership

99.4	Financial Statements as of and for the years ended December 31, 2006 and 2005 and Independent Auditor’s Report for Post Wood Townhomes Limited Partnership

99.5	Financial Statements as of and for the years ended December 31, 2006 and 2005 and Independent Auditor’s Report for Post Woods II Townhomes Limited Partnership

99.6	Financial Statements as of and for the years ended December 31, 2006 and 2005 and Independent Auditor’s Report for Willow Bend Townhomes Limited Partnership

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 10, 2007

AMERICA FIRST TAX EXEMPT INVESTORS, L.P.
By:	America First Capital Associates Limited
Partnership Two,
its general partner

By:	The Burlington Capital Group, LLC,
its general partner

By:	/s/ Michael J. Draper
Michael J. Draper, Chief Financial Officer

WILLOW BEND, POST WOOD, POST WOODS II, MEADOWBROOK, EAGLE
RIDGE, CRESCENT VILLAGE
ADJUSTED COMBINED INCOME STATEMENT
(UNAUDITED)

For the six months
ended June 30, 2007

Revenues:
Rental and miscellaneous revenues	$2,111,635

Certain operating expenses

Administrative	486,919
Utilities	65,478
Operating and maintenance	289,211
Real estate taxes	189,876
Insurance	74,708

Total expenses	1,106,192

Revenues in excess of certain operating expenses	$1,005,443

See notes to the Adjusted Combined Income Statement

WILLOW BEND, POST WOOD, POST WOODS II, MEADOWBROOK, EAGLE
RIDGE, CRESCENT VILLAGE
Notes to Unaudited Adjusted Combined Income Statement
1. Basis of Presentation
     On June 29, 2007, America First LP Holding Corp. (“Holding Corp.”), a wholly-owned subsidiary of the America First Tax Investors L.P. (the “Company”) , acquired 99% limited partner interests in six Ohio limited partnerships (the “Partnerships”) for a cash purchase price of approximately $9.2 million plus assumed debt and other liabilities of approximately $15.7 million. The Partnerships acquired include Crescent Village Townhomes Limited Partnership (“Crescent Village”), Eagle Ridge Townhomes Limited Partnership (“Eagle Ridge”), Meadowbrook Apartments Limited Partnership (“Meadowbrook”), Post Wood Townhomes Limited Partnership (“Postwood”), Post Woods II Townhomes Limited Partnership (“Postwoods II”) and Willow Bend Townhomes Limited Partnership (“Willow Bend.”) Each Partnership owns a multifamily apartment property, of which four are located in Ohio and two are located in Kentucky. The cash portion of the purchase price was funded by cash on hand. In connection with the acquisition, the Partnerships refinanced their existing debt with an aggregate loan of approximately $19.9 million from JP Morgan Chase Bank, N.A.
     The Partnerships’ revenue and certain operating expenses are being presented on a combined basis, as prior to their purchase, the Partnerships were under common ownership and management.
     The adjusted combined income statement related to the operations of the Partnerships was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, including Rule 3-14 of Regulation S-X. Accordingly, certain expenses such as depreciation, amortization, income taxes, mortgage interest expense and general corporate expenses are not reflected in the adjusted combined income statement. Consequently, the adjusted combined income statement for the period presented is not intended to be a complete presentation of the Partnerships’ revenue and expenses. Accordingly, the amounts reported in the accompanying statement are not expected to be comparable to those expected to be incurred by the Company in the future operations of the Partnerships.
     The adjusted combined income statement for the six months ended June 30, 2007 is unaudited. In the opinion of management, this financial statement reflects all adjustments, which are of a normal recurring nature, necessary for a fair presentation of the results of the interim period. The results of the six-month interim period are not necessarily indicative of the results that may be expected for a full year.

2. Summary of Significant Accounting Policies
Revenue Recognition
     The Partnerships lease multifamily rental units under operating leases with terms of one year or less. Rental revenue is recognized, net of rental concessions, on the straight-line method over the related lease term.
Repairs and Maintenance
     Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
Estimates
     The preparation of the combined statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
     The Registrant, through a subsidiary, acquired a 99% limited partnership interest in each of Crescent Village Townhomes Limited Partnership, Eagle Ridge Townhomes Limited Partnership, Meadowbrook Apartments Limited Partnership, Post Wood Townhomes Limited Partnership, Post Wood II Townhomes Limited Partnership and Willow Bend Townhomes Limited Partnership on June 29, 2007. As such, the condensed consolidated balance sheet of the Registrant included in its report on Form 10-Q for the quarter ended June 30, 2007 depicts the effect of the acquisition of these interests on the financial position of the Registrant as of that date. Therefore, a Pro Forma Condensed Consolidated Balance Sheet reflecting the acquisition of such interests is not included in this filing.

Unaudited Pro Forma Condensed Consolidated Statements of Operations
     The accompanying unaudited Pro Forma Condensed Consolidated Statement of Operations for the six-month period ended June 30, 2007 and for the year ended December 31, 2006 of the Registrant are presented as if the Registrant had acquired its interests in the Partnerships as of January 1, 2006.
     The unaudited Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of the Company’s results of operations that actually would have occurred during either the six-month period ended June 30, 2007 or for the year ended December 31, 2006 assuming the above transactions had been consummated on January 1, 2006, nor do they purport to represent the future results of operations of the Company.

AMERICA FIRST TAX EXEMPT INVESTORS, L.P.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007
(UNAUDITED)

	Company Historical	Partnership Historical	Pro Forma	Pro Forma
	Amounts (A)	Amounts (B)	Adjustments (C) (D)	Amounts

Income:
Property revenues	$7,084,406	$2,111,635	$—	$9,196,041
Mortgage revenue bond investment income	1,054,293	—	—	1,054,293
Other interest income	517,875	—	—	517,875

	8,656,574	2,111,635	—	10,768,209

Expenses:
Real estate operating (exclusive of items shown below)	4,150,972	1,106,192	—	5,257,164
Depreciation and amortization	1,056,883	761,333	148,707	1,966,923
Interest	1,054,897	942,129	59,966	2,056,992
General and administrative	693,107	—	—	693,107

	6,955,859	2,809,654	208,673	9,974,186

Income from continuing operations	1,700,715	(698,019)	(208,673)	794,023

Net income (loss)	$1,700,715	$(698,019)	$(208,673)	$794,023

Net income (loss) allocated to:
General Partner	$84,435	$(6,980)	$(2,087)	$75,368
BUC holders	2,807,364	(691,039)	(206,586)	1,909,739
Unallocated loss of variable interest entities	(1,191,084)	—	—	(1,191,084)

	$1,700,715	$(698,019)	$(208,673)	$794,023

BUC holders’ interest in net income (loss) per unit (basic and diluted):
Net income (loss), basic and diluted, per unit	$0.25	$(0.06)	$(0.02)	$0.17

Weighted average number of units outstanding, basic and diluted	11,453,121			11,453,121

See notes to the Pro Forma Condensed Consolidated Statement of Operations

Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations
(A) Represents the unaudited historical consolidated statement of operations of the Company as contained in the consolidated financial statements filed on Form 10-Q for the six months ended June 30, 2007.
(B) Represents the unaudited historical revenues and expenses of the Partnerships for the six months ended June 30, 2007.
(C) Represents the pro forma depreciation expense attributable to the apartment properties owned by the Partnerships based on the purchase price paid by the Registrant for its interest in the Partnerships as if the acquisition of the Partnerships had occurred on January 1, 2006. The Company will depreciate most of the approximately $21 million of depreciable assets related to the Partnerships over a 27.5 year useful life.
(D) Represents the pro forma interest expense, attributable to the mortgage indebtedness incurred by the Partnerships in connection with the acquisition by the Registrant as if the acquisition had occurred on January 1, 2006. To refinance the acquisition of the Partnerships, the Company utilized a $19.9 million mortgage loan, which bears interest at a variable rate of LIBOR plus 1.55%. Also included within interest expense is the amortization of financing costs which where incurred in connection with obtaining this loan.

AMERICA FIRST TAX EXEMPT INVESTORS, L.P.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006
(UNAUDITED)

	Company Historical	Partnership Historical	Pro Forma	Pro Forma
	Amounts (A)	Amounts (B)	Adjustments (C) (D)	Amounts

Income:
Property revenues	$14,187,135	$4,022,796	$—	$18,209,931
Mortgage revenue bond investment income	1,418,289	—	—	1,418,289
Other interest and bond income	341,899	—	—	341,899

	15,947,323	4,022,796	—	19,970,119

Expenses:
Real estate operating (exclusive of items shown below)	8,781,819	2,203,579	—	10,985,398

Depreciation and amortization	2,486,366	1,522,668	1,296,574	5,305,608
Interest	2,106,292	1,216,950	749,340	4,072,582
General and administrative	1,575,942	—	—	1,575,942

	14,950,419	4,943,197	2,045,914	21,939,530

Income from continuing operations	996,904	(920,401)	(2,045,914)	(1,969,411)

Income from discontinued operations	11,779,831	—	—	11,779,831

Net income (loss)	$12,776,735	$(920,401)	$(2,045,914)	$9,810,420

Net income (loss) allocated to:
General Partner	$1,627,305	$(9,204)	$(20,459)	$1,597,642
BUC holders	7,286,204	(911,197)	(2,025,455)	4,349,552
Unallocated loss of variable interest entities	3,863,226	—	—	3,863,226

	$12,776,735	$(920,401)	$(2,045,914)	$9,810,420

BUC holders’ interest in net income (loss) per unit (basic and diluted):
Income from continuing operations	0.74	(0.09)	(0.21)	0.44
Income from discontinued operations	—	—	—	—

Net income (loss), basic and diluted, per unit	$0.74	$(0.09)	$(0.21)	$0.44

Weighted average number of units outstanding, basic and diluted	9,837,928			9,837,928

See notes to the Pro Forma Condensed Consolidated Statement of Operations

Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations
(A) Represents the historical consolidated statement of operations of the Company as contained in the consolidated financial statements filed on Form 10-K for the year ended December 31, 2006.
(B) Represents the unaudited revenues and expenses of the Partnerships for the year ended December 31, 2006.
(C) Represents the pro forma depreciation and amortization expense attributable to the apartment properties owned by the Partnerships based on the purchase price paid by the Registrant for its interest in the Partnerships, as if the acquisition of the Partnerships had occurred on January 1, 2006. The Company will depreciate most of the approximately $21 million of depreciable assets related to the Partnerships over a 27.5 year useful life. The in-place leases intangible asset is being amortized over one year.
(D) Represents the pro forma interest expense for the year ended December 31, 2006, attributable to the mortgage indebtedness incurred by the Partnerships in connection with the acquisition by the Registrant as if the acquisitions had occurred on January 1, 2006. To refinance the acquisition of the Partnerships, the Company utilized a $19.9 million mortgage loan, which bears interest at a variable rate of LIBOR plus 1.55%. Also included within interest expense is the amortization of financing costs which where incurred in connection with obtaining this loan.